SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                October 31, 1999

                       THE FIRST NATIONAL BANK OF ATLANTA
             (Exact name of Registrant as specified in its charter)
              (Originator of the Wachovia Credit Card Master Trust)

    UNITED STATES                   33-95714                      22-2716130
    United States                   33-99442-01                   22-2716130
    -------------                   -----------                   ----------
   (State or other                 (Commission               (I.R.S. Employer
   Jurisdiction of                File Number)             Identification No.)
   Incorporation)

                                  77 Read's Way
                          New Castle Corporate Commons
                           New Castle, Delaware 19720
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (302) 323-2359






                         Exhibit Index appears on Page 4

ITEM 5.  OTHER EVENTS
         The Registrant hereby incorporates by reference the information contained in Exhibit 28 hereto in response to this Item 5.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS

             (c)  Exhibits
             28.1  Series 1995-1 Monthly Servicing Certificate - October 31,
                   1999
             28.2 Monthly Series 1995-1 Certificateholders' Statement - October 31, 1999
             28.3  Series 1999-1 Monthly Servicing Certificate - October 31,
                   1999
             28.4 Monthly Series 1999-1 Certificateholders' Statement - October 31, 1999
             28.5  Series 1999-2 Monthly Servicing Certificate - October 31,
                   1999
             28.6 Monthly Series 1999-2 Certificateholders' Statement - October 31, 1999

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                       THE FIRST NATIONAL BANK OF ATLANTA
                                  (Registrant)
              (Originator of the Wachovia Credit Card Master Trust)



       Dated: November 15, 1999                          By:  Donald K. Truslow
                                                         Title:  Comptroller

                           INDEX TO EXHIBITS

                                                                                                   SEQUENTIALLY
  Exhibit                                                                                            NUMBERED
  NUMBER                                EXHIBIT                                                       PAGES

   28.1     Series 1995-1 Monthly Servicing Certificate - October 31, 1999                             1-7
   28.2     Monthly Series 1995-1 Certificateholders' Statement - October 31, 1999                     1-10
   28.3     Series 1999-1 Monthly Servicing Certificate - October 31, 1999                             1-7
   28.4     Monthly Series 1999-1 Certificateholders' Statement - October 31, 1999                     1-10
   28.5     Series 1999-2 Monthly Servicing Certificate - October 31, 1999                             1-7
   28.6     Monthly Series 1999-2 Certificateholders' Statement - October 31, 1999                     1-10


                                     Page 4